Exhibit 10.1

EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

May 8, 2009

Caraustar Industries, Inc.

5000 Austell Powder Springs Road

Suite 300

Austell, Georgia 30106

Attention: Chief Financial Officer

Ladies and Gentlemen:

Reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of March 30, 2006 (as at any time amended, restated, modified, or supplemented, the “Credit Agreement”), among the financial institutions from time to time parties thereto (the “Lenders”), Bank of America, N.A., a national banking association, as agent for the Lenders (the “Agent”), Caraustar Industries, Inc., a North Carolina corporation (“Caraustar”), each subsidiary of Caraustar listed on the signature pages thereto as a “Borrower” (Caraustar and such Subsidiaries, collectively, the “Borrowers”) and each subsidiary of Caraustar listed on the signature pages thereto as a “Guarantor” (such Subsidiaries, collectively, the “Guarantors”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

Borrowers have advised Agent and Lenders of Borrowers’ failure to make an interest payment due and owing under the Senior Notes (2010).

The parties are entering into this letter amendment to provide Borrowers with additional time to deliver to Agent the evidence of repayment or redemption of the Senior Notes (2009) required under clause (c) of Section 7.14 of the Credit Agreement.

NOW, THEREFORE, for and in consideration of Ten Dollars in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment to Credit Agreement. The Credit Agreement is hereby amended by deleting clause (c) of Section 7.14 thereof and by substituting in lieu thereof the following new clause (c):

    (c) No later than May 15, 2009, the Borrowers shall provide the Agent (i) evidence of the repayment or redemption in full of the Senior Notes (2009) through a Permitted Senior Note Refinancing or pursuant to Section 7.14(a)(iii) or of the defeasance of the Borrowers’ obligations under the Senior Note Indenture (2009) in accordance with the terms thereof or (ii) notice of the principal amount of the Senior Notes (2009) that remain or will remain outstanding on May 15, 2009, in which event the Agent may (and upon the written request of Required Lenders shall) establish Reserves in an amount equal to the outstanding principal amount of the Senior Notes (2009), which Reserves will be released by the Agent on the date of any repayment or redemption in full of the Senior Notes (2009) (or defeasance of the Borrowers’ obligations under the Senior Note Indenture (2009)) permitted hereunder.

2. Agreement Regarding Revolver Loans. Notwithstanding anything contained in the Credit Agreement to the contrary, the parties hereto each agree that, during the period beginning on

Caraustar Industries, Inc.

May 8, 2009

April 30, 2009 and ending at the close of business on May 15, 2009, (i) Borrowers shall have no right to request, and Lenders shall have no obligation to make, Revolving Loans under the Credit Agreement and (ii) the Agent shall have no obligation to issue or cause to be issued any new Letters of Credit or to increase the face amount of any outstanding Letters of Credit.

3. Ratification and Reaffirmation; Acknowledgements and Agreements. Each Obligor hereby ratifies and reaffirms the Obligations, each of the Loan Documents, and all of such Obligor’s covenants, duties, and liabilities thereunder. Each Obligor acknowledges and stipulates that the Credit Agreement, the Security Agreement, and the other Loan Documents executed by such Obligor are legal, valid and binding obligations of such Obligor that are enforceable against such Obligor in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Obligor); and the security interests and liens granted by such Obligor in favor of the Agent are duly perfected, first priority security interests and liens.

4. Representations and Warranties. Each Obligor represents and warrants to Agent and Lenders, to induce the Agent and the Required Lenders to enter into this letter agreement, that no Event of Default exists on the date hereof, the execution, delivery and performance of this letter agreement have been duly authorized by all requisite action on the part of such Obligor, this letter agreement has been duly executed and delivered by such Obligor, all of the representations and warranties made by such Obligor in the Credit Agreement and the Security Agreement are true and correct on and as of the date hereof, and, to the best of such Obligor’s knowledge, there exists no claim or cause of action of any kind or nature, whether absolute or contingent, disputed or undisputed, at law or in equity, that such Obligor has or has ever had against the Agent or any Lender arising under or in connection with any of the Loan Documents (and to the extent there exists any such claim or cause of action on the date hereof, the same is hereby waived by such Obligor).

5. References to the Credit Agreement. Upon the effectiveness of this letter agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement as amended by this letter agreement. This letter agreement shall be part of the Credit Agreement and a breach of any representation, warranty, or covenant herein shall constitute an Event of Default.

6. Expenses of Agent. Borrowers agrees to pay, on demand, all costs and expenses incurred by the Agent in connection with the preparation, negotiation and execution of this letter agreement and any other Loan Documents executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the costs and fees of the Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

7. No Novation, Waiver etc. Except as otherwise expressly provided in this agreement, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. Nothing contained herein shall be deemed to constitute a waiver of any Default or Event of Default in existence on the date hereof or Borrowers’ obligations to comply with all of the terms and conditions of the Credit Agreement and the other Loan Documents from and after the date hereof. This agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

Caraustar Industries, Inc.

May 8, 2009

8. Miscellaneous. This agreement shall be governed by and construed in accordance with the internal laws of the State of Georgia and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This agreement may be executed in any number of counterparts and by different parties to this agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto. To the fullest extent permitted by Applicable Law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this agreement.

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The parties hereto have caused this letter agreement to be duly executed and delivered by their respective duly authorized officers on the date first written above.

Very truly yours

BANK OF AMERICA, N.A., as the Agent

By:	/s/ Walter T. Shellman
Walter T. Shellman, Senior Vice President

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Accepted and agreed to:

BORROWERS:	CARAUSTAR INDUSTRIES, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Senior Vice President

CARAUSTAR CUSTOM PACKAGING GROUP, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR RECOVERED FIBER GROUP, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR MILL GROUP, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

SPRAGUE PAPERBOARD, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

[Signatures continued on following page]

GUARANTORS:	PBL INC.

	By:		/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

GYPSUM MGC, INC.

	By:		/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

McQUEENEY GYPSUM COMPANY

	By:		/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR, G.P.

	By:	CARAUSTAR INDUSTRIES, INC.,
General Partner

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Senior Vice President

	By:	CARAUSTAR INDUSTRIAL AND
CONSUMER PRODUCTS GROUP, INC.,
General Partner

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

McQUEENY GYPSUM COMPANY, LLC

	By:	McQUEENEY GYPSUM COMPANY,
Sole Member

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

RECCMG, LLC

	By:	CARAUSTAR MILL GROUP, INC.,
Sole Member

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

FEDERAL TRANSPORT, INC.

By:		/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

AUSTELL HOLDING COMPANY, LLC

By:	CARAUSTAR INDUSTRIES, INC.,
Sole Member

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Senior Vice President

CAMDEN PAPERBOARD CORPORATION

By:		/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CHICAGO PAPERBOARD CORPORATION

By:		/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

HALIFAX PAPER BOARD COMPANY, INC.

By:		/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR CUSTOM PACKAGING GROUP
(MARYLAND), INC.

By:		/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

PARAGON PLASTICS, INC.

By:		/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

[Signatures continued on following page]

REQUIRED LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ Walter T. Shellman
Walter T. Shellman, Senior Vice President

WELLS FARGO FOOTHILL, LLC

	By:	/s/ Krista Wade
	Name:	Krista Wade
	Title:	Assistant Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

	By:	/s/ Joseph D. Catalano
	Name:	Joseph D. Catalano
	Title:	Duly Authorized Signatory

JPMORGAN CHASE BANK, N.A.

	By:	/s/ Thomas M. Vertin
	Name:	Thomas M. Vertin
	Title:	Senior Vice President